Exhibit 10.1

FIRST AMENDMENT TO LEASE

between

PLASTINO II, LP

and

VIRACTA THERAPEUTICS, INC.

Effective August 21, 2023, Plastino II, LP, a California limited partnership, herein called "Landlord", and Viracta Theapeutics, Inc., herein called "Tenant'', hereby consent to and make amendment to the Lease between Landlord and Tenant dated August 1, 2020, for that certain building space, known as Suite 230 and Suite 240, consisting of a combined 2,076 square feet, located at 2533 South Coast Highway 101, Cardiff, California 92007, with such amendments as follows:

1. The Lease Term as specified in the Lease is changed to terminate at midnight on the 31st of August 2024.

2. The Minimum Rent, effective September 1, 2023, is changed to Fourteen

Thousand Five Hundred Twenty-Three and 72/100 ($14,523.72) per month.

All other terms and conditions of the Lease not changed or affected by the foregoing shall remain in full force and effect.

DATED: August 22, 2023

PLASTINO II,

A California limited partnership Viracta Therapeutics, Inc.

/s/ Todd J. Plastino /s/ Daniel Chevallard

Todd J. Plastino, President Dan Chevallard

Plastino Interests,Inc., General Partner Chief Financial Officer

(LANDLORD) (TENANT)